                                   MASTER AGREEMENT

    MASTER AGREEMENT made as of December 23, 1991, by and among WERTHEIM SCHRODER & CO. INCORPORATED, a Delaware corporation ("Wertheim Schroder"), HAMBRECHT & QUIST INCORPORATED, a California corporation ("Hambrecht"), WSCI LIMITED PARTNERSHIP, a Delaware limited partnership ("WSCI"), and LEWCO SECURITIES CORP., a Delaware corporation ("Lewco").

                                 W I T N E S S E T H:

    WHEREAS, Wertheim Schroder and Hambrecht are registered broker-dealers engaged in the securities brokerage and related business;

    WHEREAS, WSCI is registered as a broker-dealer with the Securities and Exchange Commission and has applied for membership in the National Association of Securities Dealers, Inc.; and

    WHEREAS, Lewco is a registered broker-dealer engaged in the business of clearing securities transactions for its owners, Wertheim Schroder and Hambrecht; and

    WHEREAS, Wertheim Schroder, Hambrecht, Moseley Securities Corp., a Delaware corporation ("Moseley"), and Lewco were parties to a Clearing and Other Services Agreement (the "Clearing Agreement") dated October 3, 1986, and a Master Agreement (the "Original Agreement") dated October 3, 1986;

    WHEREAS, pursuant to the Clearing Agreement, Lewco acts as clearing agent and performs other services for Wertheim Schroder and Hambrecht upon the terms and conditions provided for therein, Moseley having terminated its clearing arrangements with Lewco and sold all the shares of capital stock of Lewco which it owned to Lewco pursuant to an Agreement dated March 4, 1988, by and among Wertheim Schroder, Hambrecht, Lewco and Moseley; and

    WHEREAS, Wertheim Schroder desires to increase its ownership interest in Lewco by purchasing 768 shares of Non-Voting Common Stock, par value $1.00 per share ("Non-Voting Common Stock"), of Lewco and Wertheim Schroder desires to lend $2,800,000 to Lewco and Lewco desires to borrow $2,800,000 from Wertheim Schroder; and

    WHEREAS, Hambrecht desires to reduce its ownership interest in Lewco by selling 600 shares of Non-Voting Common Stock of Lewco to Lewco and Hambrecht desires to lend $600,000 to Lewco and Lewco desires to borrow such sum from Hambrecht; and

    WHEREAS, WSCI desires to acquire an interest in Lewco and have Lewco clear certain of its securities transactions and to perform certain other related services for WSCI; and

    WHEREAS, Wertheim Schroder, Hambrecht, WSCI and Lewco desire to enter into a new clearing agreement to provide for the participation of WSCI therein; and

    WHEREAS, Wertheim Schroder, Hambrecht, WSCI and Lewco wish to enter into this Agreement to implement the aforesaid transactions, to provide the general framework for clearance operations, to contain certain undertakings and covenants with respect thereto, and to have as exhibits the forms of various agreements to implement such mutual clearance operations:

    NOW, THEREFORE, in consideration of the premises and mutual covenants of the parties herein contained, it is agreed as follows:

         1.   DEFINITIONS.

         a. NET BOOK VALUE. Net Book Value of shares of capital stock of Lewco shall be determined as provided in the Certificate of Incorporation of Lewco.
         b. VALUATION DATE. For purposes of this Agreement, the term Valuation Date shall mean the close of business on November 30, 1991.

    2.   PURCHASE OF SHARES AND LOAN BY WERTHEIM SCHRODER.

         a. On the date hereof or as soon thereafter as the requirements specified in Section 14. hereof are met (the "Closing Date"), Wertheim Schroder agrees to purchase, and Lewco agrees to sell, 768 shares of Non-Voting Common Stock, at a purchase price equal to the greater of $1.00 per share or the Net Book Value thereof, on the Valuation Date. The purchase price of such shares shall be payable in cash to Lewco on the Closing Date. Upon payment in full of such purchase price, Lewco shall issue a certificate or certificates to Wertheim Schroder representing 768 shares of Non-Voting Common Stock and such shares shall be duly and validly authorized and issued, fully paid and non-assessable. Wertheim Schroder agrees that it will execute an amendment to the Pledge Agreement dated December 22, 1987 (the "Pledge Agreement"), by and among Wertheim Schroder, Hambrecht, Moseley and Lewco to the effect that such shares shall be subject to the Pledge Agreement.

         b. On the Closing Date, Wertheim Schroder shall lend $2,800,000 in cash to Lewco pursuant to the terms and conditions of a Cash Subordination Agreement, substantially in the form attached hereto as Exhibit A.

    3. SALE OF SHARES BY HAMBRECHT. Hambrecht shall sell to Lewco on the Closing Date 600 shares of Non-Voting Common Stock for an aggregate purchase price (the "Purchase Price") equal to the Net Book Value of such shares on the Valuation Date. The Purchase Price shall be payable by delivery of a Cash Subordination Agreement on the Closing Date to Hambrecht, substantially in the form attached hereto as Exhibit B, in principal amount of $600,000; provided that in the event (i) the Purchase Price is less than $600,000, Hambrecht shall remit the difference between $600,000 and the Purchase Price to Lewco by check, subject to collection, on or prior to the Closing Date (ii) the Purchase Price is greater than $600,000, Lewco shall remit the difference between the Purchase Price and $600,000 to Hambrecht by check, subject to collection, on or prior to the Closing Date. On the Closing Date, Hambrecht shall deliver to Lewco certificates representing the shares of Lewco sold by it pursuant to this Agreement along with duly executed stock powers endorsed in blank.

    4. PURCHASE OF SHARES BY WSCI. On the Closing Date, WSCI agrees to purchase and Lewco agrees to sell, 10 shares of Voting Common Stock, par value $1.00 per share ("Voting Common Stock"), of Lewco, at a purchase price equal to the greater of $1.00 per share or the Net Book Value thereof, on the Valuation Date. The purchase price of such shares shall be payable in cash to Lewco on the Closing Date. Upon payment in full of such purchase price, Lewco shall issue a certificate or certificates to WSCI representing 10 shares of Voting Common Stock and such shares shall be duly and validly authorized and issued, fully paid and non-assessable. WSCI agrees that it will execute an amendment to the Pledge Agreement to the effect that such shares shall be subject to the Pledge Agreement.

    5.   LEWCO'S QUALIFICATION AS A BROKER-DEALER; EXCHANGE MEMBERSHIP.

         (a)  Lewco represents that it:

              (i) is registered as a broker-dealer with the Securities and Exchange Commission and is duly licensed and in good standing as a broker-dealer under all applicable laws and regulations; and

              (ii) is a member of the National Association of Securities Dealers, Inc., the New York Stock Exchange, Inc., the American Stock Exchange, Inc., such other exchanges as are listed on Schedule I hereto and agrees to become a member of such other securities exchanges as the parties to this Agreement may, from time to time, agree in order to carry out the transactions contemplated in the Clearing Agreement described in Section 8 hereof;

              (iii) is a member of National Securities Clearing Corporation, and agrees to become a member of such other clearing entities and depositories as the parties to this Agreement may, from time to time, agree in order to carry out the transactions contemplated in the Clearing Agreement described in Section 8 hereof; and

              (iv) is in compliance, with (A) the capital and financial reporting requirements of every securities exchange or association of which it is a member, (B) the capital requirements of the Securities and Exchange Commission, and (C) the capital requirements of every state in which it is licensed as a brokerdealer.

         (b) The parties to this Agreement agree that Lewco shall pay, in addition to annual dues and other annual charges and fees, special or extraordinary dues, assessments, charges or other fees imposed on Lewco by any securities exchange of which Lewco is a member; PROVIDED, HOWEVER, that if Wertheim Schroder or Hambrecht (and not the other) is a member of a securities exchange ("Member") and Lewco has become a member of such exchange at the request of the Member, any such special or extraordinary dues, assessments, charges or fees shall be reimbursed to Lewco by the Member requesting the membership in such exchange.

    6.   NON-COMPETITION WITH LEWCO.

         During the term of the Clearing Agreement, Wertheim Schroder,
Hambrecht and WSCI shall not engage in business activities similar to the activities to be performed by Lewco pursuant to the Clearing Agreement; PROVIDED, HOWEVER, that any party may conduct transactions for other brokers and dealers upon the consent of all other parties to this Agreement.

         7.   OWNERSHIP OF SYSTEM.

         (a) Hambrecht, WSCI and Lewco acknowledge Wertheim Schroder's ownership of the proprietary rights to the accounting and brokerage information system software, including, but not limited to, report formats, program specifications, master file structures, data base conversion procedures, input formats and documentation as set forth in that Certain Data Processing Services Agreement, dated as of January 1, 1974, by and between Wertheim Schroder and Monchik-Weber Associates, Inc., currently used by Lewco (such system as it has been modified to date is hereinafter referred to as the "System") and agree that Hambrecht, WSCI and Lewco will not obtain any proprietary rights in the System other than the license granted to Hambrecht pursuant to the Original Agreement and the license granted to WSCI hereunder. If at any time Wertheim Schroder shall receive any consideration in connection with the sale of the System or any rights to the use thereof, Hambrecht, WSCI and Lewco shall not be entitled to participate in such consideration except as stated in paragraph (c) below.

         (b) Wertheim Schroder hereby acknowledges that it has granted to Hambrecht, and grants to WSCI as of the Closing Date, a royalty-free license to use the System for clearing securities transactions for so long as Hambrecht and WSCI, respectively, shall continue to clear securities transactions through Lewco. In addition, in the case of Hambrecht, if Hambrecht ceases clearing through Lewco and, in the case of WSCI, if WSCI continues to clear through Lewco through December 23, 1994, and subsequently ceases clearing through Lewco, or, in the case of Hambrecht, if Wertheim Schroder becomes a Terminating Party (as hereinafter defined) and, in the case of WSCI, if prior to December 23, 1994, Wertheim Schroder becomes a Terminating Party, then such party or parties shall be granted by Wertheim Schroder a non-exclusive, nontransferrable, perpetual, irrevocable, royalty-free right and license to use the System as the System exists on the date clearing by such party through Lewco ceases or the date Wertheim Schroder becomes a Terminating Party, as the case may be, for clearing their respective securities transactions whether or not the services of Lewco are involved.

         (c) Lewco has and shall continue to account for the cost of any major modifications or improvements of the System. If Wertheim Schroder enters into any sale of, or other arrangement for the use of the System, the cost of such modification or improvement allocable to Wertheim Schroder, Hambrecht and WSCI shall be appropriately recognized as determined by the Board of Directors of Lewco; provided that no such allocation shall be made to WSCI unless such party has been clearing through Lewco for a period of three years.

         (d) The rights and obligations of Wertheim Schroder, Hambrecht, WSCI and Lewco set forth in this Section 7 shall inure to their respective affiliates and successors.

    8. CLEARING AGREEMENT. In order to authorize Lewco to act as the clearing agent on an omnibus basis for Wertheim Schroder and Hambrecht, and to act as the clearing agent for WSCI, and to render related services, Wertheim Schroder, Hambrecht, WSCI and Lewco agree to execute and deliver the Clearing Agreement in the form attached as Exhibit C hereto on the date hereof.

    9. TERMINATION OF CLEARING AGREEMENT: RIGHT TO PURCHASE SECURITIES FROM OTHER PARTY OR TO DISSOLVE LEWCO IN CERTAIN EVENTS.

         (a) Wertheim Schroder, Hambrecht and WSCI agree that if any of Wertheim Schroder, Hambrecht or WSCI gives notice (such party giving notice is sometimes hereinafter referred to as the "Terminating Party") to the other parties (the "Non-Terminating Parties") and Lewco of its desire to terminate at the end of any month the Clearing Agreement pursuant to Paragraph 3 thereof

              (i) the Terminating Party shall continue clearing transactions through Lewco for at least three months after such notice is given;

              (ii) the Terminating Party shall pay Lewco the monthly Minimum Payments provided in paragraph 4(e) of the Clearing Agreement for the period subsequent to termination of clearing for a period of six months after it has ceased to clear transactions through Lewco;

              (iii) with respect to the six-month period subsequent to termination of clearing by a Terminating Party for which the Terminating Party is required to make monthly Minimum Payments pursuant to clause (ii) of this paragraph (a):

                   A. If Lewco's total operating income from the date of termination of clearing by the Terminating Party to the end of such six-month period exceeds Lewco's expenses for such period, Lewco shall pay to the Terminating Party in cash an amount equal to 50% of such excess promptly after the end of such period; PROVIDED, HOWEVER, that Lewco shall not be required to make any payment to the extent the aggregate amount payable by Lewco to the Terminating Party pursuant to this clause
              (iii) would exceed the payments made by the Terminating Party pursuant to clause (ii);

                   B. If Lewco's total operating income from the date of termination of clearing by the Terminating Party to the end of such six-month period is less than Lewco's total expenses for such period, the Terminating Party shall not be required to pay to Lewco any portion of such deficiency; and

              (iv) the Non-Terminating Parties shall, during the period with respect to which the Terminating Party is required to make monthly Minimum Payments pursuant to clause (ii) of this paragraph (a), unless Lewco is sooner dissolved, conduct the business of Lewco in the ordinary course, using diligent efforts to maintain its facilities, organization and staff intact to the extent practicable, consistent, however, with appropriate reductions in light of the termination of clearing by the Terminating Party.

         (b) For purposes of the foregoing clause (iii) of paragraph (a), the total operating income and total expenses of Lewco for any period shall be computed in accordance with generally accepted accounting principles, but shall not include any loss or expense attributable to any individual operational error occurring subsequent to the termination of clearing by the Terminating Party in excess of the first $100,000 of each such error, and a copy of such computation shall be forwarded to the parties hereto as soon as practicable after the end of such period. If the Terminating Party notifies the Non-Terminating Parties and Lewco prior to 45 days after the conclusion of the final month in which minimum Monthly Payments were made in accordance with clause (ii) of paragraph (a) above that it disputes the amount of Lewco's total operating income or total expenses used in determining the amount of any payment made to the Terminating Party pursuant to clause (iii) of such paragraph (a), Lewco's total operating income and total expenses for the period in question shall be determined by a firm of independent' public accountants mutually agreed upon by Lewco, the Terminating Party and the Non-Terminating Parties. The determination by such independent public accountants shall be conclusive and binding on the parties. The expenses of any such determination shall be borne by the Terminating Party.

         (c) Wertheim Schroder, Hambrecht and WSCI agree that if the Terminating Party:

              (i) has given notice of its desire to terminate the Clearing Agreement at the end of any month pursuant to Paragraph 3 of the Clearing Agreement;

              (ii) if other than WSCI, ceases to be a member organization of the New York Stock Exchange, Inc.;

              (iii) ceases to be a registered broker-dealer under the Securities Exchange Act of 1934;

              (iv) is required under any applicable rules or regulations of the New York Stock Exchange, Inc. to divest itself of its interest in Lewco; or

              (v) has a receiver or trustee appointed for it, becomes insolvent, is liquidated pursuant to the Securities Investor Protection Act of 1970 or otherwise, goes into bankruptcy, makes an assignment for the benefit of creditors, is reorganized pursuant to bankruptcy laws, or has its assets and liabilities marshalled, then the Non-Terminating Parties shall have the right, but not the obligation,
(x) until the later of six months following the receipt by them of the notice referred to in clause (i) above or the end of the third month following the termination of clearing or (y) for a period of six months following receipt of actual knowledge by it of the events described in clauses (ii) through (v) above, to elect by written notice to the Terminating Party to purchase from the Terminating Party all, but not a part of, the Terminating Party's equity securities in Lewco at Net Book Value (determined as of the end of the month during which such notice is given). If more than one Non-Terminating Party wishes to purchase the Terminating Party's equity securities in Lewco, then they shall each purchase that number of shares of Voting Common Stock and Non-Voting Common Stock in Lewco as their respective ownership bears to the total number of shares of Voting Common Stock and Non-Voting Common Stock held by both Non-Terminating Parties or such other proportion as they shall mutually agree. The date of closing of any such purchase shall be a date to be determined by the Non-Terminating Parties, but shall not be later than the end of the third month following the termination of clearing for a Terminating Party in the case of a notice of termination of clearing in accordance with the Clearing Agreement, or the end of the sixth month following the month during which the Non-Terminating Parties received actual notice of an event giving rise to such right to purchase under clauses (ii) through (v) of this paragraph (c) above.

         Upon the happening of any of the events described in subsections (ii) through (v) above, the Terminating Party shall promptly notify the other parties to this Agreement of the occurrence thereof.

         (d) Upon termination of clearing through Lewco, the Non-Terminating parties shall immediately be entitled to vote all shares of Lewco Voting Common Stock owned by the Terminating Party in proportion to their respective interests in Lewco Voting Common Stock, pursuant to the form of irrevocable proxy attached hereto as Exhibit D, the representatives of the Terminating Party on the Board of Directors of Lewco, if any, shall be removed immediately as directors, and the Non-Terminating Parties shall thereafter have full control over the management of Lewco.

         (e) (i) If the Non-Terminating Parties do not elect to purchase the securities of the Terminating Party in Lewco during the applicable option period provided in paragraph (c) above, or (ii) if Wertheim Schroder, Hambrecht and WSCI unanimously agree to terminate the Clearing Agreement then Wertheim Schroder, Hambrecht and WSCI agree to take such action as may be required under applicable law promptly to effect the dissolution of Lewco. It is understood that no payment to any party as shareholders shall be. made in connection with any such dissolution unless all long-term obligations of Lewco, such as leases and contracts of more than one year, shall have been provided for, and unless lease obligations of Lewco with respect to which any of Wertheim Schroder, Hambrecht or WSCI is directly or contingently liable shall either be satisfied or specifically assumed by one of such parties or by a third party.

         (f) Wertheim Schroder, Hambrecht and WSCI agree to vote their respective shares in Lewco and carry out all necessary actions to effect the dissolution of Lewco contemplated by paragraph (e) of this Section 9.

         (g) The parties to this Agreement agree that until (i) Lewco is dissolved or (ii) the expiration of six months following the termination of clearing for a Terminating Party in the case of a notice of termination given in accordance with the Clearing Agreement or (iii) the expiration of nine months after the receipt of actual notice of any of the events described in clauses
(ii) through (v) of paragraph (c) of this Section 9, whichever date first occurs, the Non-Terminating Parties shall continue to have the right to clear through Lewco pursuant to all the terms of the Clearing Agreement.

         (h) Whenever Wertheim Schroder, Hambrecht or WSCI shall be entitled to purchase the Terminating Party's equity securities in Lewco upon exercise of the right arising pursuant to the provisions of paragraph (a) of this Section 9, they may designate such other person or persons as purchasers of all, or any part of, such securities as may be satisfactory to the other Non-Terminating Party and any of the various securities exchanges, boards of trade, commodities exchanges, clearing corporations or associations and/or other similar institutions with which Lewco shall have membership privileges or other privileges whose approval of a holder of such securities may be required; provided that all of the equity securities are purchased by the Non-Terminating Parties and/or such other person or persons.

         (i) In order to effectuate the provisions of this Section 9, Lewco agrees to make the Non-Terminating Parties or such person or persons as the Non-Terminating Parties shall designate, the designated person or persons under the provisions of Section 2 of Article VI of Lewco's Certificate of Incorporation.

         10. FAILURE TO AGREE AS TO BUSINESS DECISIONS. In the event that at any time the Board of Directors of Lewco is unable to agree on a course of action or business decision which in its view or in the view of any director is fundamental to the management, operation or future actions of Lewco, and such failure to agree continues for a period of 90 days, Wertheim Schroder or Hambrecht may request dissolution of Lewco by notice to the other parties hereto. In such event the other parties agree that they will vote their shares and carry out all necessary actions to effect such dissolution.

         11.  BOARD OF DIRECTORS.

         (a) Effective immediately following the Closing Date, the Board of Directors of Lewco shall consist of six persons, two persons to be nominees of Hambrecht and four persons to be nominees of Wertheim Schroder. Action by the Board shall require the affirmative vote or written consent of at least a majority of a quorum (which shall consist of four directors). No chairman of any meeting of shareholders or directors of Lewco shall have a vote in addition to his vote as a shareholder or director.

         (b)  Should a vacancy for any reason occur, other than pursuant to
Section 9(d) hereof, in the elected Board of Directors, Wertheim Schroder on the one hand and Hambrecht on the other, agree that, prior to any other action of the Board, they shall cause the directors nominated by them to elect a substitute director who shall be designated by the same party which nominated the absent director.

         (c) Lewco shall not perform clearance or other services for any securities firms other than firms for which it performs such services on the date hereof and WSCI without the prior approval of the Board of Directors of Lewco.

         (d)  All provisions of this Section 11 shall be subject to paragraph
(d) of Section 9 of this Agreement.

         12. AUDITS. Subject to the provisions of Paragraph 10 and Exhibit A of the Clearing Agreement pertaining to the confidentiality of information, Wertheim Schroder, Hambrecht and WSCI (D shall have access to ALL books of accounts kept by Lewco and (ii) shall have the right to examine and inspect any properties and operations of Lewco.

         13. RESTRICTIONS ON TRANSFER AND ENCUMBRANCE OF STOCK; ASSIGNMENT OF AGREEMENT.

         (a) In the event of any transfer, assignment or sale of capital stock of Lewco by Wertheim Schroder, Hambrecht or WSCI, all of the rights and obligations of the parties under this Agreement shall survive such sale, except as such rights and obligations may relate directly to the ownership of such securities of Lewco, or as otherwise provided herein.

         (b) Wertheim Schroder, Hambrecht and WSCI shall not transfer, assign, sell, mortgage, pledge or otherwise encumber any of their respective shares of the capital stock of Lewco without the written consent of the other parties. The consent by Wertheim Schroder and Lewco is hereby given to the sale of shares by Hambrecht discussed in Section 3 hereof.

         (c) The Certificates representing all shares of Lewco's capital stock shall be stamped or endorsed with a legend substantially in the following form:

         The shares represented by the within certificate are held subject to the provisions of a Master Agreement, dated December 23, 1991, among Wertheim Schroder & Co. Incorporated, WSCI Limited Partnership, Hambrecht & Quist Incorporated and Lewco Securities Corp. and may not be sold, assigned or transferred except in accordance with the terms of said Agreement.

         (d) This Agreement shall not be assignable by any of the parties without the written consent of the other parties, except as otherwise specifically provided elsewhere in this Agreement.

         14. REGULATORY APPROVALS. This Agreement and the consummation of the transactions contemplated hereby are subject to, and each of the parties hereto shall take every reasonable step to cooperate with the other parties hereto in obtaining, all required consents and approvals of, the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and any other stock exchange, any governmental authority or agency having jurisdiction.

         15.  AUTHORIZATION; FURTHER ASSURANCES.

         (a) Each of the parties represents to the other parties that it has taken all corporate action necessary to authorize its execution, delivery and performance of this Agreement, including the Exhibits, and that its execution, delivery and performance of this Agreement and the Exhibits will not conflict with, or result in a breach of, any of the terms of its certificate of incorporation, by-laws or any agreement or instrument to which it is a party or by which it is bound. Each of the parties hereto agrees to execute and deliver such instruments and take such other actions as to the other parties may reasonably require in order to carry out the transactions contemplated by this Agreement.

         (b) Hambrecht represents that it is the legal, record and beneficial owner of, and has good and marketable title to, the shares being sold by it pursuant to Section 3 hereof subject only to the Stock Pledge Agreement dated December 27, 1987, by and among Lewco, as pledgee, Wertheim Schroder, Hambrecht and Moseley.

         16. ARBITRATION. Except as provided in Section 10 hereof, any disputes hereunder shall be submitted to arbitration pursuant to the Constitution and Rules of the New York Stock Exchange.

         17. NOTICES. All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed by first class mail, postage prepaid,

              (a)    if to Wertheim Schroder, to:

              Wertheim Schroder & Co. Incorporated

              787 Seventh Avenue
              New York, New York 10019
              Attention of the President

              (b)   if to Hambrecht, to:

              Hambrecht & Quist Incorporated
              235 Montgomery Street
              San Francisco, California 94104
              Attention of the President

              (c)   if to WSCI, to:

              WSCI Limited Partnership
              787 Seventh Avenue
              New York, New York 10019
              Attention of the General Partner

              (d)   if to Lewco, to:

              Lewco Securities Corp.
              2 Broadway
              New York, New York 10004
              Attention of the President

         18. PRIOR AGREEMENT SUPERSEDED. As between Wertheim Schroder, Hambrecht and Lewco, the Agreement restates and supersedes the Original Agreement, provided that the provisions of Section 5(b) thereof relating to the transfer of assets and liabilities of Hambrecht from Broadcourt Clearing Corp. to Lewco shall survive and are incorporated by reference as though fully set forth herein.

         19. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

         20. DURATION. This Agreement and all rights and obligations hereunder shall terminate on September 30, 1996 or at such time as Lewco is dissolved or when

Wertheim Schroder, Hambrecht and WSCI no longer own any securities in Lewco, whichever shall first occur.

         21. SECTION HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         22. COUNTERPARTS. This Agreement may be executed in any number of counterparts all of which taken together will constitute one and the same instrument and any parties hereto may execute this Agreement by signing any such counterpart.

         23. SEVERABILITY. If any provision hereof shall be determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision hereof, which shall remain in full force and effect.

         24. MISCELLANEOUS. This Agreement may be modified only by a writing signed by all parties to this Agreement.

    IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.

                                       WERTHEIM SCHRODER & CO.  INCORPORATED



                                       By: /s/ Patrick J. Borruso
                                          --------------------------------
                                            Patrick J. Borruso, Secretary

                                       HAMBRECHT & QUIST INCORPORATED



                                       By: /s/ Raymond J. Minehan
                                          --------------------------------
                                            Raymond J. Minehan, Chief Financial
                                       Officer

                                       WSCI LIMITED PARTNERSHIP

                                       By: Wertheim Schroder  Co. Incorporated


                                       By: /s/ Patrick J. Borruso
                                          --------------------------------
                                            Patrick J. Borruso, Secretary

                                       LEWCO SECURITIES CORP.



                                       By: /s/ J. Philip Smith
                                          --------------------------------
                                            J. Philip Smith, President

                                      SCHEDULE I




                        Boston Stock Exchange

                        Chicago Board Options Exchange

                        Midwest Stock Exchange, Inc.

                        Pacific Stock Exchange, Inc.

                        Philadelphia Stock Exchange, Inc.

                        NY Futures Exchange

                                      EXHIBIT A

                            CODE OF ETHICS AND PROCEDURES

    It is a fundamental operating policy of Lewco Securities Corp. that its business be conducted at all times in accordance with the highest ethical standards governing commercial relationships. In furtherance of this policy, all officers and all employees of Lewco are hereby directed to become familiar with and follow scrupulously the procedures and courses of conduct hereinafter set forth:

    1.   FAIRNESS AND COMPLIANCE WITH APPLICABLE LAWS.

Each officer and employee of Lewco shall, so far as the duty devolves upon him, at all times diligently and honestly administer and carry out the business of Lewco fairly and impartially and without discrimination in favor of or against any customer. In so doing, no officer or employee shall knowingly violate, or permit to be violated, any applicable law, rule or regulation of the United States, the several states thereof, governmental agencies, securities exchanges or the National Association of Securities Dealers, Inc.

    2. ACCESS TO INFORMATION. Information pertaining to the activities and business of Lewco and its customers is strictly confidential. Lewco's fiduciary obligation to each of its customers to maintain the confidentiality of information with respect to any such customer is of the highest magnitude. Access to such information must be limited to such officers and employees as have legitimate commercial reasons therefor. In particular, Lewco must not be permitted to be utilized, inadvertently or otherwise, as a conduit for information with respect to one customer to any other customer or third party.

    In order to maximize the likelihood that necessary confidentiality will be maintained, the following operational procedures are hereby adopted:

    (a) Communications between Lewco employees and employees of Hambrecht & Quist Incorporated, WSCI Limited Partnership or Wertheim Schroder & Co. Incorporated shall be effected in the manner and solely through the specific individuals or classes thereof as shall be specified from time to time by senior officers of Lewco.

    (b) Physical access by Hambrecht, WSCI or Wertheim Schroder officers and employees to Lewco's premises shall be strictly prohibited except in the case of such person as shall be specified from time to time by senior officers of Lewco for the purposes contained in such specification.

    (c) Information with regard to any Lewco customer may not be disclosed to a third party without the consent of such customers.

    3. UTILIZATION OF INFORMATION. From time to time officers and employees of Lewco may properly obtain access to information from a customer which is capable of being utilized to effect personal gain, e.g. material inside information with regard to matters such as the prospective release of a buy/sell recommendation or status of an underwriting or other securities transaction which has the potential ability to affect the market price of a security.
Anyone possessed of such information is prohibited, as required by law, from trading or in any way profiting thereon or recommending trading on the basis thereof or divulging such information to any person other than authorized Lewco officers or employees.

    4. CONFLICTS OF INTEREST. It is essential that each officer and employee of Lewco be constantly alert to actual or potential conflicts of interest which might arise, particularly in instances where the interest of two or more Lewco customers have diverged or become antagonistic. Once identified, an appropriate determination must be made as to what procedures will be followed to eliminate or minimize the conflict. Accordingly, each Lewco officer and employee is hereby directed to disclose to his immediate supervisor the existence of any actual or potential conflict of interest of which he becomes aware. Such supervisory officers shall report all such conflicts of interest to the chief operating officer of the firm.

                       AMENDMENT NO. 1 TO MASTER AGREEMENT

       AMENDMENT NO. 1 TO MASTER AGREEMENT made as of December 13, 1993, by and among WERTHEIM SCHRODER & CO. INCORPORATED, a Delaware corporation ("Wertheim Schroder"), HAMBRECHT & QUIST INCORPORATED, a California corporation ("Hambrecht"), WSCI LIMITED PARTNERSHIP, a Delaware limited partnership ("WSCI"), ONE WALL STREET PARTNERS, L.P., a Delaware limited partnership ("One Wall") and LEWCO SECURITIES CORP., a Delaware corporation ("Lewco").


                              W I T N E S S E T H:

       WHEREAS, Wertheim Schroder, Hambrecht and WSCI are registered brokerdealers; and

       WHEREAS, One Wall has applied for registration as a broker-dealer with the Securities and Exchange Commission and for membership in the National Association of Securities Dealers, Inc.; and

       WHEREAS, Lewco is a registered broker-dealer engaged in the business of clearing securities transactions for its owners, Wertheim Schroder, Hambrecht and WSCI; and

       WHEREAS, Wertheim Schroder, Hambrecht, WSCI, and Lewco are parties to a Clearing and Other Services Agreement (the "Clearing Agreement") dated December 23, 1991, and a Master Agreement (the "Master Agreement") dated December 23, 1991;

       WHEREAS, pursuant to the Clearing Agreement, Lewco acts as clearing agent and performs other services for Wertheim Schroder, Hambrecht and WSCI upon the terms and conditions provided for therein; and

       WHEREAS, One Wall desires to acquire an interest in Lewco and have Lewco clear certain of its securities transactions and to perform certain other related services for One Wall; and

       WHEREAS, Wertheim Schroder, Hambrecht, WSCI, One Wall and Lewco desire to enter into an amendment to the Clearing Agreement to provide for the participation of One Wall therein; and

       WHEREAS, Wertheim Schroder, Hambrecht, WSCI and Lewco wish to enter into this Amendment Agreement to include One Wall as a party to the Master Agreement and to implement the aforesaid transactions:

       NOW, THEREFORE, in consideration of the premises and mutual covenants of the parties herein contained, it is agreed as follows:

1. The Master Agreement is hereby amended to add a new Section 4A which shall read in its entirety as follows:

              "4A. PURCHASE OF SHARES BY ONE WALL. On the date hereof or as soon as the requirements specified in Section 14 hereof are met (the "Closing Date"), One Wall agrees to purchase and Lewco agrees to sell, 10 shares of Voting Common Stock, par value $1.00 per share ('Voting Common Stock"), of Lewco, at a purchase price equal to the greater of $1.00 per share or the Net Book Value thereof calculated as of the close of business on October 31, 1993. The purchase price of such shares shall be payable in cash to Lewco on the Closing Date. Upon payment in full of such purchase price, Lewco shall issue a certificate or certificates to One Wall representing 10 shares of Voting Common Stock and such shares shall be duly and validly authorized and issued, fully paid and non-assessable. One Wall agrees that it will enter into a pledge agreement in substantially the same form as the Pledge Agreement dated December 22, 1987 by and among Wertheim Schroder, Hambrecht, Moseley and Lewco (the "Pledge Agreement"), with Lewco to the effect that such shares shall be subject to such pledge agreement."

2. Subparagraph 5(a) of the Master Agreement is amended hereby to read in its entirety as follows:

              "5.    LEWCO QUALIFICATION AS A BROKER-DEALER; EXCHANGE MEMBERSHIP

                     (a)    Lewco represents that it:

                            (i) is registered as a broker-dealer with the Securities and Exchange Commission and is duly licensed and in good standing as a broker-dealer under all applicable laws and regulations; and

                            (ii) is a member of the National Association of Securities Dealers, Inc., the New York Stock Exchange, Inc., the American Stock Exchange, Inc., such other exchanges as are listed on Schedule I hereto and agrees to become a member of such other securities exchanges as the parties to this Agreement may, from time to time, agree in order to carry out the transactions contemplated in the Clearing Agreement described in Section 8 hereof;

                            (iii) is a member of National Securities Clearing Corporation, and agrees to become a member of such other clearing entities and depositories as the parties to this Agreement may, from time to time, agree in order to carry out the transactions contemplated in the Clearing Agreement described in Section 8 hereof; and

                            (iv) is in compliance, with (A) the capital and financial reporting requirements of every securities exchange or association of which it is a member, (B) the capital requirements of the Securities and Exchange Commission, and (C) the capital requirements of every state in which it is licensed as a brokerdealer."

3. Paragraph 6 of the Master Agreement is amended hereby to read in its entirety as follows:

              "6.    NON-COMPETITION WITH LEWCO.

                     During the term of the Clearing Agreement, Wertheim Schroder, Hambrecht, WSCI and One Wall shall not engage in business activities similar to the activities to be performed by Lewco pursuant to the Clearing Agreement; provided, however, that any party may conduct transactions for other brokers and dealers upon the consent of all other parties to this Agreement."

4. Paragraph 7 of the Master Agreement is amended to read in its entirety as follows:

              "7.    OWNERSHIP OF SYSTEM.

                     (a) Hambrecht, WSCI, Lewco and One Wall acknowledge Wertheim Schroder's ownership of the proprietary rights to the accounting and brokerage information system software, including, but not limited to, report formats, program specifications, master file structures, data base conversion procedures, input formats and documentation as set forth in that Certain Data Processing Services Agreement, dated as of January 1, 1974, by and between Wertheim Schroder and Monchik-Weber Associates, Inc., currently used by Lewco (such system as it has been modified to date is hereinafter referred to as the "System") and agree that Hambrecht, WSCI, Lewco and One Wall will not obtain any proprietary rights in the System other than the license granted to Hambrecht pursuant to a Master Agreement dated October 3, 1986 between Wertheim Schroder, Hambrecht, Moseley and Lewco, the license granted to WSCI pursuant to the Master Agreement, and the license granted to One Wall hereunder. If at any time Wertheim Schroder shall receive any consideration in connection with the sale of the System or any rights to the use thereof, Hambrecht, WSCI and One Wall shall not be entitled to participate in such consideration except as stated in paragraph (c) below.

                     (b) Wertheim Schroder hereby acknowledges that it has granted to Hambrecht and WSCI, and grants to One Wall as of the Closing Date, a royalty-free license to use the System for clearing securities transactions for so long as One Wall, Hambrecht and WSCI, respectively, shall continue to clear securities transactions through Lewco. In addition, in the case of Hambrecht, if Hambrecht ceases clearing through Lewco and, in the case of WSCI, if WSCI continues to clear through Lewco through December 23, 1994, and subsequently ceases clearing through Lewco, and in the case of One Wall, if One Wall continues to clear through Lewco through November ___, 1997 and subsequently ceases clearing through Lewco or, in the case of Hambrecht, if Wertheim Schroder becomes a Terminating Party (as hereinafter defined) and, in the case of WSCI, if prior to December 23, 1994, Wertheim Schroder becomes a Terminating Party, or in the case of One Wall, if prior to November ___, 1997, Wertheim Schroder becomes a Terminating Party, then such party or parties shall be granted by Wertheim Schroder a non-exclusive, non-transferrable, perpetual, irrevocable, royalty-free right and license to use the System as the System exists on the date clearing by such party through Lewco ceases or the date Wertheim Schroder becomes a Terminating Party, as the case may be, for clearing their respective securities transactions whether or not the services of Lewco are involved.

                     (c) Lewco has and shall continue to account for the cost of any major modifications or improvements of the System. If Wertheim Schroder enters into any sale of, or other arrangement for the use of, the System, the cost of such modification or improvement allocable to Wertheim Schroder, Hambrecht, WSCI and One Wall shall be appropriately recognized as determined by the Board of Directors of Lewco; provided that no such allocation shall be made to WSCI or One Wall unless such party has been clearing through Lewco for a period of three years.

                     (d) The rights and obligations of Wertheim Schroder, Hambrecht, WSCI and Lewco and One Wall set forth in this Section 7 shall inure to their respective affiliates and successors."

5. Section 8 of the Master Agreement is amended to read in its entirety as follows:

              "8. CLEARING AGREEMENT. In order to authorize Lewco to act as the clearing agent on an omnibus basis for Wertheim Schroder and Hambrecht, and to act as the clearing agent for WSCI and One Wall, and to render related services, Wertheim Schroder, Hambrecht, WSCI, One Wall and Lewco agree to execute and deliver the Clearing Agreement, as amended, in the form attached as Exhibit C hereto on the date hereof."

6. Subparagraph 9(a) of the Master Agreement is amended to read in its entirety as follows:

                     "(a)   Wertheim Schroder, Hambrecht, WSCI and One Wall
agree that if any of Wertheim Schroder, Hambrecht, WSCI or One Wall gives notice (such party giving notice is sometimes hereinafter referred to as the "Terminating Party") to the other parties (the "Non-Terminating Parties") and Lewco of its desire to terminate at the end of any month the Clearing Agreement pursuant to Paragraph 3 thereof

                            (i) the Terminating Party shall continue clearing transactions through Lewco for at least three months after such notice is given;

                            (ii) the Terminating Party shall pay Lewco the monthly Minimum Payments provided in paragraph 4(e) of the Clearing Agreement for the period subsequent to termination of clearing for a period of six months after it has ceased to clear transactions through Lewco;

                            (iii)  with respect to the six-month period
                     subsequent to termination of clearing by a Terminating Party for which the Terminating Party is required to make monthly Minimum Payments pursuant to clause (ii) of this paragraph (a):

                                   A. If Lewco's total operating income from the date of termination of clearing by the Terminating Party to the end of such six-month period exceeds Lewco's expenses for such period, Lewco shall pay to the Terminating Party in cash an amount equal to 50% of such excess promptly after the end of such period; PROVIDED, HOWEVER, that Lewco shall not be required to make any payment to the extent the aggregate amount payable by Lewco to the Terminating Party pursuant to this clause (iii) would exceed the payments made by the Terminating Party pursuant to clause (ii);

                                   B. If Lewco's total operating income from the date of termination of clearing by the Terminating Party to the end of such six-month period is less than Lewco's total expenses for such period, the Terminating Party shall not be required to pay to Lewco any portion of such deficiency; and

                            (iv) the Non-Terminating Parties shall, during the period with respect to which the Terminating Party is required to make monthly Minimum Payments pursuant to clause (ii) of this paragraph (a), unless Lewco is sooner dissolved, conduct the business of Lewco in the ordinary course, using diligent efforts to maintain its facilities, organization and staff intact to the extent practicable, consistent, however, with appropriate reductions in light of the termination of clearing by the Terminating Party."

7. Subparagraph 9(c) of the Master Agreement is amended to read in its entirety as follows:

              "(c)   Wertheim Schroder, Hambrecht, WSCI and One Wall agree that if the Terminating Party:

                     (i) has given notice of its desire to terminate the Clearing Agreement at the end of any month pursuant to Paragraph 3 of the Clearing Agreement;

                     (ii) if other than WSCI or One Wall, ceases to be a member organization of the New York Stock Exchange, Inc.;

                     (iii) ceases to be a registered broker-dealer under the Securities Exchange Act of 1934;

                     (iv) is required under any applicable rules or regulations of the New York Stock Exchange, Inc. to divest itself of its interest in Lewco; or

                     (v) has a receiver or trustee appointed for it, becomes insolvent, is liquidated pursuant to the Securities Investor Protection Act of 1970 or otherwise, goes into bankruptcy, makes an assignment for the benefit of creditors, is reorganized pursuant to bankruptcy laws, or has its assets and liabilities marshalled, then the Non-Terminating Parties shall have the right, but not the obligation, (x) until the later of six months following the receipt by them of the notice referred to in clause
              (i) above or the end of the third month following the termination of clearing or (y) for a period of six months following receipt of actual knowledge by it of the events described in clauses (ii) through (v) above, to elect by written notice to the Terminating Party to purchase from the Terminating Party all, but not a part of, the Terminating Party's equity securities in Lewco at Net Book Value (determined as of the end of the month during which such notice is given). If more than one Non-Terminating Party wishes to purchase the Terminating Party's equity securities in Lewco, then they shall each purchase that number of shares of Voting Common Stock and Non-Voting Common Stock in Lewco as their respective ownership bears to the total number of shares of Voting Common Stock and Non-Voting Common Stock held by both NonTerminating Parties or such other proportion as they shall mutually agree. The date of closing of any such purchase shall be a date to be determined by the NonTerminating Parties, but shah not be later than the end of the third month following the termination of clearing for a Terminating Party in the case of a notice of termination of clearing in accordance with the Clearing Agreement, or the end of the sixth month following the month during which the Non-Terminating Parties received actual notice of an event giving rise to such right to purchase under clauses
(ii) through (v) of this paragraph (c) above.

              Upon the happening of any of the events described in subsections
(ii) through (v) above, the Terminating Party shall promptly notify the other parties to this Agreement of the occurrence thereof."

8. Subparagraph 9(e) of the Master Agreement is amended to read in its entirety as follows:

              "(e) (i) If the Non-Terminating Parties do not elect to purchase the securities of the Terminating Party in Lewco during the applicable option period provided in paragraph (c) above, or (ii) if Wertheim Schroder, Hambrecht, WSCI and One Wall unanimously agree to terminate the Clearing Agreement then Wertheim Schroder, Hambrecht, WSCI and One Wall agree to take such action as may be required under applicable law promptly to effect the dissolution of Lewco.
It is understood that no payment to any party as shareholders shall be made in connection with any such dissolution unless all long-term obligations of Lewco, such as leases and contracts of more than one year, shall have been provided for, and unless lease obligations of Lewco with respect to which any of Wertheim Schroder, Hambrecht, WSCI or One Wall is directly or contingently liable shall either be satisfied or specifically assumed by one of such parties or by a third party."

9. Subparagraph 9(f) of the Master Agreement is amended to read in its entirety as follows:

              "(f) Wertheim Schroder, Hambrecht, WSCI and One Wall agree to vote their respective shares in Lewco and carry out all necessary actions to effect the dissolution of Lewco contemplated by paragraph (e) of this Section 9."

10. Subparagraph 9(h) of the Master Agreement is amended to read in its entirety as follows:

              "(h) Whenever Wertheim Schroder, Hambrecht, WSCI or One Wall shall be entitled to purchase the Terminating Party's equity securities in Lewco upon exercise of the right arising pursuant to the provisions of paragraph (a) of this Section 9, they may designate such other person or persons as purchasers of all, or any part of, such securities as may be satisfactory to the other Non-Terminating Party and any of the various securities exchanges, boards of trade, commodities exchanges, clearing corporations or associations and/or other similar institutions with which Lewco shall have membership privileges or other privileges whose approval of a holder of such securities may be required; provided that all of the equity securities are purchased by the Non-Terminating Parties and/or such other person or persons."

11. Subparagraph 11(c) of the Master Agreement is hereby amended to read in its entirety as follows:

              "(c) Lewco shall not perform clearance or other services for any securities firms other than firms for which it performs such services on the date hereof, including One Wall, without the prior approval of the Board of Directors of Lewco."

12. Section 12 of the Master Agreement is hereby amended to read in its entirety as follows:

              "12.   AUDITS.  Subject to the provisions of Section 10 and
Exhibit A of the Clearing Agreement pertaining to the confidentiality of information, Wertheim Schroder, Hambrecht, WSCI and One Wall(i) shall have access to all books of accounts kept by Lewco and (ii) shall have the right to examine and inspect any properties and operations of Lewco."

13. Subparagraph 13(a) of the Master Agreement is hereby amended to read in its entirety as follows:

              "(a)   In the event of any transfer, assignment or sale of capital stock of Lewco by Wertheim Schroder, Hambrecht, WSCI or One Wall, all of the rights and obligations of the parties under this Agreement shall survive such sale, except as such rights and obligations may relate directly to the ownership of such securities of Lewco, or as otherwise provided herein."

14. The first sentence of Subparagraph 13(b) of the Master Agreement is hereby amended to read as follows:

              "(b)   Wertheim Schroder, Hambrecht, WSCI and One Wall shall not
transfer, assign, sell, mortgage, pledge or otherwise encumber any of their respective shares of the capital stock of Lewco without the written consent of the other parties."

15. Subparagraph 13(c) of the Master Agreement is hereby amended to read in its entirety as follows:

              "(c)   The Certificates representing all shares of Lewco's capital stock shall be stamped or endorsed with a legend substantially in the following form:

              The shares represented by the within certificate are held subject to the provisions of a Master Agreement, dated December 23, 1991, as amended among Wertheim Schroder & Co. Incorporated, WSCI Limited Partnership, One Wall Street Partners, L.P., Hambrecht & Quist Incorporated and Lewco Securities Corp. and may not be sold, assigned or transferred except in accordance with the terms of said Agreement."

16. Paragraph 17 of the Master Agreement is hereby amended to add a new subparagraph 17(e) which shall read as follows:

                     "(e)   if to "One Wall", to:

                     One Wall Street Partners, L. P.
                     787 Seventh Avenue
                     New York, New York 10019
                     Attention of the General Partner"

17. Paragraph 20 of the Master Agreement is amended to read in its entirety as follows:

              "1.    DURATION.  This Agreement and all rights and obligations
hereunder shall terminate on September 30, 1996 or at such time as Lewco is dissolved or when Wertheim Schroder, Hambrecht, WSCI and One Wall no longer own any securities in Lewco, whichever shall first occur."

18. Exhibit D of the Master Agreement is hereby amended to read in its entirety as follows. All references to the Master Agreement in the Proxy previously executed by Wertheim Schroder, WSCI and Hambrecht shall be deemed to mean the Master Agreement as amended by this Agreement.

                                   "EXHIBIT D

                                  FORM OF PROXY

       The undersigned hereby appoints as its proxies _______________ and ________, with full power of substitution, to exercise, at any annual or special meeting of stockholders of Lewco Securities Corp. (the "Corporation") and with respect to any measure submitted for consent of the stockholders of the Corporation without a meeting, any and all voting rights which the undersigned possesses by virtue of its ownership of Common Stock, par value $1.00 per share, of the Corporation ("Common Stock"). This appointment of proxies shall take effect immediately upon the termination of the clearing of transactions through the Corporation under the Clearing and Other Services Agreement, dated December , 1991, as amended, among the Corporation, the undersigned and ___________________ (the "Parties") by the undersigned as Terminating Party, as such term is defined in the Master Agreement, dated December 1991, as amended, among the Parties (the "Master Agreement").

       This appointment of proxies is executed in connection with the Master Agreement, is coupled with an interest, and is irrevocable for a period of fifty years from the date hereof.

       IN WITNESS WHEREOF, the undersigned has caused this appointment to be signed in its name by its authorized officer as of this _______ day of _______, 1993.

                                          [NAME]
                                          By: _____________________________

                                              Name: ___________________________
                                              Title: __________________________"

19. The Master Agreement is hereby amended to add a new Section 25 which shall read in its entirety as follows:

              "25.   DEFINITIONS.  From and after the date hereof, each
reference in the Master Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Master Agreement, as amended hereby."

20. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts all of which taken together will constitute one and the same instrument and any parties hereto may execute this Agreement by signing any such counterpart.

       IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.


                                   WERTHEIM SCHRODER & CO. INCORPORATED

                                   By: /s/ Patrick J. Borruso
                                       ------------------------------

                                   HAMBRECHT & QUIST INCORPORATED

                                   By: /s/ Raymond J. Minehan
                                       ------------------------------

                                   WSCI LIMITED PARTNERSHIP

                                   By:    Wertheim Schroder & Co. Incorporated

                                          By: /s/ Patrick J. Borruso
                                              -----------------------

                                   ONE WALL STREET PARTNERS, L.P.

                                   By:    Wertheim Schroder & Co. Incorporated

                                          By: /s/ Patrick J. Borruso
                                              -----------------------

                                   LEWCO SECURITIES CORP.

                                   By: /s/ J. Philip Smith
                                       ------------------------------

                         AMENDMENT NO. 2 TO MASTER AGREEMENT

    AMENDMENT NO. 2 TO MASTER AGREEMENT made as of the 5th of July, 1995, by and among SCHRODER WERTHEIM & CO. INCORPORATED, a Delaware corporation formerly known as Wertheim Schroder & Co. Incorporated ("Schroder Wertheim"), HAMBRECHT & QUIST LLC, a Delaware limited liability company ("Hambrecht LLC"), WSCI LIMITED PARTNERSHIP, a Delaware limited partnership ("WSCI"), ONE WALL STREET PARTNERS, L.P., a Delaware limited partnership ("One Wall") and LEWCO SECURITIES CORP., a Delaware corporation ("Lewco").

                                 W I T N E S S E T H:

    WHEREAS, Schroder Wertheim, Hambrecht LLC, WSCI and One Wall are registered broker-dealers; and

    WHEREAS, Lewco is a registered broker-dealer engaged in the business of clearing securities transactions for its owners, Schroder Wertheim, Hambrecht LLC, One Wall and WSCI; and

    WHEREAS, Schroder Wertheim, Hambrecht & Quist Incorporated, a California corporation ("Hambrecht"), WSCI, One Wall and Lewco are parties to a Clearing and Other Services Agreement (the "Clearing Agreement") dated December 23, 1991, as amended, and a Master Agreement (the "Master Agreement") dated December 23, 1991, as amended; and

    WHEREAS, pursuant to the Clearing Agreement, Lewco acts as clearing agent and performs other services for Schroder Wertheim, Hambrecht LLC, One Wall and WSCI upon the terms. and conditions provided for therein; and

    WHEREAS, Hambrecht merged with and into Hambrecht LLC, which succeeded by operation of law to all the rights and obligations of Hambrecht, and Wertheim Schroder & Co. Incorporated changed its name to Schroder Wertheim & Co. Incorporated; and

    WHEREAS, Schroder Wertheim, Hambrecht LLC, WSCI, One Wall and Lewco wish to enter into this Amendment Agreement and an amendment to the Clearing Agreement and related Agreements-to reflect the aforesaid changes;

    NOW, THEREFORE, in consideration of the premises and mutual covenants of the parties herein contained, it is agreed as follows:

1. Hambrecht LLC represents and warrants to the other parties hereto that it is a limited liability company duly organized and validly existing under the laws of the State of Delaware and that it has succeeded to all the assets, liabilities, rights and obligations of Hambrecht pursuant to an Agreement and Plan of Merger effective as of May 1, 1995 and has all requisite power and authority to perform its obligations hereunder and has duly authorized, executed and delivered this Agreement.

2. Without limiting the foregoing, Hambrecht LLC hereby assumes all the rights and all the obligations of Hambrecht under the Master Agreement and all agreements entered into in connection therewith whether now existing or hereafter arising, and adopts and ratifies the Proxy executed in connection therewith. All references to Hambrecht in the Master Agreement and such other agreements shall be deemed to mean Hambrecht LLC.

3. Schroder Wertheim hereby represents that it is the entity formerly known as Wertheim Schroder & Co. Incorporated and that its name was changed as of July 5, 1995.

4. All references to Wertheim Schroder in the Master Agreement and all agreements entered into in connection therewith shall hereafter be changed to and be a reference to Schroder Wertheim.

5. All references to the Master Agreement in the Proxy previously executed by Schroder Wertheim, WSCI, One Wall and Hambrecht shall be deemed to mean the Master Agreement as amended by this Agreement.

6. Section 25 of the Master Agreement is hereby amended to read in its entirety as follows:

              25. DEFINITIONS. From and after the date hereof, each reference in the Master Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import shall mean and be a reference to the Master Agreement, as amended from time to time.

7. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts all of which taken together will constitute one and the same instrument and any parties hereto may execute this Agreement by signing any such counterpart.

    IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.

                                       SCHRODER WERTHEIM & CO. INCORPORATED



                                       By: /s/ Patrick J. Borruso
                                          --------------------------------

                                       HAMBRECHT & QUIST LLC



                                       By: /s/ Raymond J. Minehan
                                          --------------------------------

                                       WSCI LIMITED PARTNERSHIP
                                       By:Schroder Wertheim & Co. Incorporated



                                       By: /s/ Patrick J. Borruso
                                          --------------------------------

                                       ONE WALL STREET PARTNERS, L.P.
                                       By:   Schroder Wertheim & Co.
                                       Incorporated



                                       By: /s/ Patrick J. Borruso
                                          --------------------------------

                                       LEWCO SECURITIES CORP.



                                       By: /s/ J. Philip Smith
                                          --------------------------------